Result on disposal of group companies	12 Months Ended
Dec. 31, 2018
Gains (losses) on disposals of non-current assets [abstract]
Result on disposal of group companies
25 Result on disposal of group companies

Result on disposal of group companies
	2018	2017	2016
Baring Private Equity Partners		1	1
ING Lease Italy	–123
	–123	1	1

In 2018 the Result on disposal of group companies includes the result (fair value less cost to sell) on the intended sale of part of the ING Lease Italy business amounting to EUR -123 million.

In 2017 and 2016 the Result on disposal of group companies included realised deferred profits on divestments in prior periods related to Baring Private Equity Partners.

In 2016 the result on divestments of NN Group and the divestment of Voya were not included above but were included in Net result from disposal of discontinued operations.